FAIR VALUE GAINS (LOSSES), NET (Tables)	12 Months Ended
Dec. 31, 2023
Fair Value Measurement [Abstract]
Schedule of Fair Value Gains (Losses)
The components of fair value gains (losses), net, are as follows:

(US$ Millions) Years ended Dec. 31,	2023	2022	2021
Commercial properties(1)	$(1,410)	$(1,122)	$1,791
Commercial developments	92	64	171
Incentive fees(2)	(22)	(45)	(24)
Financial instruments and other(3)	667	1,123	583
Total fair value (losses) gains, net	$(673)	$20	$2,521
(1)For the year ended December 31, 2023, includes fair value loss on right-of-use investment properties of $26 million (2022 - $2 million, 2021 - $5 million).
(2)Represents incentive fees the partnership is obligated to pay to the general partner of the partnership’s various fund investments.
(3)For the year ended December 31, 2023, primarily includes fair value gains on our investment in a U.S. department store chain. The prior year includes fair value gains on a student housing portfolio.